                             Letter of Transmittal

                      To Tender Shares of Common Stock of

                           UNO RESTAURANT CORPORATION
             Pursuant to the Offer to Purchase dated June 12, 1997

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  THE OFFER, PRORATION PERIOD AND WITHDRAWAL RIGHTS WILL EXPIRE AT 5:00 P.M.,
  NEW YORK CITY TIME, ON MONDAY, JULY 21, 1997, UNLESS THE OFFER IS EXTENDED.
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                        THE DEPOSITARY FOR THE OFFER IS:
                    CHASEMELLON SHAREHOLDER SERVICES, L.L.C.

                     By Mail:                                             By Hand:
            REORGANIZATION DEPARTMENT                            REORGANIZATION DEPARTMENT
                  P.O. BOX 3301                                  120 BROADWAY -- 13TH FLOOR
            SOUTH HACKENSACK, NJ 07606                               NEW YORK, NY 10271
            By Facsimile Transmission:                             By Overnight Courier:
                  (201) 329-8936                                 REORGANIZATION DEPARTMENT
                 CONFIRM RECEIPT:                                120 BROADWAY -- 13TH FLOOR
        (201) 296-4209 (OR) (201) 296-4381                           NEW YORK, NY 10271

                       For information call: 888-224-2745

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                        DESCRIPTION OF SHARES TENDERED (SEE INSTRUCTIONS 3 AND 4)
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  NAME(S) AND ADDRESS(ES) OF REGISTERED HOLDER(S)                     SHARES TENDERED
  (PLEASE FILL IN EXACTLY AS NAME(S) APPEAR(S) ON                (ATTACH ADDITIONAL SIGNED
                  CERTIFICATE(S)                                     LIST IF NECESSARY)
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                                                                      TOTAL NUMBER OF      NUMBER OF
                                                      CERTIFICATE    SHARES REPRESENTED       SHARES
                                                      NUMBER(S)(1)   BY CERTIFICATE(S)    TENDERED(2)
                                                   ------------------------------------------------------

                                                   ------------------------------------------------------

                                                   ------------------------------------------------------

                                                   ======================================================
                                                                        Total Shares
---------------------------------------------------------------------------------------------------------
 Indicate in this box the order (by certificate number) in which Shares are to be purchased in the event of proration.(3) (Attach additional signed list if necessary.) See Instruction 12.
lst:                   2nd:                   3rd:                   4th:                   5th:
---------------------------------------------------------------------------------------------------------

(1) Need not be completed by stockholders tendering Shares by book-entry transfer.

(2) Unless otherwise indicated, it will be assumed that all Shares represented by each Share certificate delivered to the Depositary are being tendered hereby. See Instruction 4.

(3) If you do not designate an order, then in the event less than all Shares tendered are purchased due to proration, Shares will be selected for purchase by the Depositary. See Instruction 4.

NOTE: SIGNATURES MUST BE PROVIDED BELOW. PLEASE READ THE INSTRUCTIONS SET FORTH
      IN THIS LETTER OF TRANSMITTAL CAREFULLY.

      DELIVERY OF THIS INSTRUMENT TO AN ADDRESS OTHER THAN AS SET FORTH ABOVE WILL NOT CONSTITUTE A VALID DELIVERY. DELIVERIES TO THE COMPANY WILL NOT BE FORWARDED TO THE DEPOSITARY AND THEREFORE WILL NOT CONSTITUTE VALID DELIVERY. DELIVERIES TO BOOK-ENTRY TRANSFER FACILITIES WILL NOT CONSTITUTE VALID DELIVERY TO THE DEPOSITARY.

     This Letter of Transmittal is to be used only (i) if certificates for Shares (as defined below) are to be forwarded with it, or (ii) if a tender of Shares is to be made by book-entry transfer to the account maintained by the Depositary at The Depository Trust Company ("DTC") (the "Book-Entry Transfer Facility") pursuant to the procedures set forth in Section 2 of the Offer to Purchase.

     Stockholders who cannot deliver their certificates for Shares and all other documents which this Letter of Transmittal requires to the Depositary by the Expiration Date (as defined in the Offer to Purchase) must tender their Shares using the guaranteed delivery procedure set forth in Section 2 of the Offer to Purchase. See Instruction 2.

              (BOXES BELOW FOR USE BY ELIGIBLE INSTITUTIONS ONLY)

[ ] CHECK HERE IF TENDERED SHARES ARE BEING DELIVERED BY BOOK-ENTRY TRANSFER TO THE DEPOSITARY'S ACCOUNT AT THE BOOK-ENTRY TRANSFER FACILITY AND COMPLETE THE FOLLOWING:

                  Name of Tendering Institution:
                                                -------------------------------

                  Book-Entry Transfer Facility: DTC

                  Account No.:
                              -------------------------------------------------

                  Transaction Code No.:
                                       ----------------------------------------

[ ] CHECK HERE IF CERTIFICATES FOR TENDERED SHARES ARE BEING DELIVERED PURSUANT TO A NOTICE OF GUARANTEED DELIVERY PREVIOUSLY SENT TO THE DEPOSITARY AND COMPLETE THE FOLLOWING:

               Name(s) of Registered Holder(s):
                                               --------------------------------

               Date of Execution of Notice of Guaranteed Delivery:
                                                                  -------------

               Name of Institution that Guaranteed Delivery:
                                                            -------------------

               If delivery is by book-entry transfer:

               Name of Tendering Institution:
                                             ----------------------------------

               Account No. at DTC:
                                  ---------------------------------------------

               Transaction Code No.:
                                    -------------------------------------------

Ladies and Gentlemen:

     The undersigned hereby tenders to Uno Restaurant Corporation, a Delaware corporation (the "Company"), the above-described shares of the Company's Common Stock, $0.01 par value per share (the "Common Stock" or the Shares"), at the price per Share indicated in this Letter of Transmittal, net to the seller in cash, upon the terms and subject to the conditions set forth in the Company's Offer to Purchase, dated June 12, 1997 (the "Offer to Purchase"), receipt of which is hereby acknowledged, and in this Letter of Transmittal (which as it may be amended or supplemented from time to time, together with the Offer to Purchase, constitute the "Offer").

     Subject to, and effective upon, acceptance for payment of the Shares tendered herewith in accordance with the terms and subject to the conditions of the Offer (including, if the Offer is extended or amended, the terms and conditions of any such extension or amendment), the undersigned hereby sells, assigns and transfers to, or upon the order of, the Company all right, title and interest in and to all Shares tendered hereby or orders the registration of such Shares tendered by book-entry transfer that are purchased pursuant to the Offer to or upon the order of the Company and hereby irrevocably constitutes and appoints the Depositary the true and lawful agent and attorney-in-fact of the undersigned with respect to such Shares, with full power of substitution (such power of attorney being an irrevocable power coupled with an interest), to:

          (i) deliver certificates for such Shares, or transfer ownership of such Shares on the account books maintained by the Book-Entry Transfer Facility, together, in either such case, with all accompanying evidences of transfer and authenticity, to or upon the order of, the Company upon receipt by the Depositary, as the undersigned's agent, of the Purchase Price (as defined below) with respect to such Shares;

          (ii) present certificates for such Shares for cancellation and transfer on the books of the Company; and

          (iii) receive all benefits and otherwise exercise all rights of beneficial ownership of such Shares, subject to the next paragraph, all in accordance with the terms of the Offer.

     The undersigned hereby represents and warrants to the Company that:

          (i) the undersigned has full power and authority to tender, sell, assign and transfer the Shares tendered hereby;

          (ii) when and to the extent the Company accepts the Shares for payment, the Company will acquire good, marketable and unencumbered title thereto, free and clear of all security interests, liens, restrictions, charges, encumbrances, conditional sales agreements, or other obligations relating to the sale or transfer thereof, and the same will not be subject to any adverse claim;

          (iii) on request, the undersigned will execute and deliver any additional documents the Depositary or the Company deems necessary or desirable to complete the assignment, transfer and purchase of the Shares tendered hereby; and

          (v) the undersigned has read and agrees to all of the terms of this Offer.

     All authority herein conferred or agreed to be conferred shall not be affected by, and shall survive the death or incapacity of the undersigned, and any obligation of the undersigned hereunder shall be binding upon the heirs, personal representatives, successors and assigns of the undersigned. Except as stated in the Offer, this tender is irrevocable.

     The names and addresses of the registered owners should be printed, if they are not already printed above, as they appear on the certificates representing Shares tendered hereby. The certificates, the number of Shares that the undersigned wishes to tender and the purchase price at which such Shares are being tendered should be indicated in the appropriate boxes.

     The undersigned understands that the Company will determine a single per Share price (not in excess of $7.50 nor less than $6.00 per Share) that it will pay for the Shares validly tendered and not withdrawn pursuant to the Offer (the "Purchase Price"), taking into account the number of Shares so tendered and the prices specified by tendering stockholders. The undersigned understands that the Company will select the Purchase Price that will allow it to buy up to 1,000,000 Shares pursuant to the Offer (or such greater or lesser number of Shares as the Company may determine in accordance with the terms and conditions of the Offer), and that all Shares properly tendered at prices at or below the Purchase Price and not withdrawn will be purchased at the Purchase Price, net to the seller in cash, upon the terms and subject to the conditions of the Offer, including its proration provisions, and that the Company will return all other Shares, including Shares tendered and not withdrawn at prices greater than the Purchase Price, Shares not purchased because of proration and Shares not purchased because they were conditionally tendered.

     The undersigned recognizes that under certain circumstances set forth in the Offer to Purchase, the Company may terminate or amend the Offer or may postpone the acceptance for payment of, or the payment for Shares tendered, or may not be required to purchase any of the Shares tendered hereby or may accept for payment fewer than all of the Shares tendered hereby. The undersigned understands that certificate(s) for any Shares not tendered or not purchased will be returned to the undersigned at the address indicated above, unless otherwise indicated under the Special Payment Instructions or Special Delivery Instructions below. The undersigned recognizes that the Company has no obligation, pursuant to the Special Payment Instructions, to transfer any certificate for Shares from the name of their registered owner if the Company does not accept for payment any of the Shares represented by such certificates or tendered by such book-entry transfer.

     The undersigned understands that he may condition his tender of Shares upon the acceptance by the Company of a designated number of Shares tendered hereby, as described in Section 1 of the Offer to Purchase. Such a conditional tender may be made by completing the box under the heading "Conditional Tender." If such box is not completed, the tender will be deemed to be unconditional.

     The undersigned understands that acceptance of Shares by the Company for payment will constitute a binding agreement between the undersigned and the Company upon the terms and subject to the conditions of the Offer.

     The check for the Purchase Price for such of the tendered Shares as are purchased will be issued to the order of the undersigned and mailed to the address indicated above unless otherwise indicated under the Special Payment Instructions or the Special Delivery Instructions below.

                    NOTE: SIGNATURES MUST BE PROVIDED BELOW

              PLEASE READ THE ACCOMPANYING INSTRUCTIONS CAREFULLY
--------------------------------------------------------------------------------

                          PRICE (IN DOLLARS) PER SHARE

                      AT WHICH SHARES ARE BEING TENDERED.

 CHECK ONLY ONE BOX. IF MORE THAN ONE BOX IS CHECKED, OR IF NO BOX IS CHECKED,
                      THERE IS NO PROPER TENDER OF SHARES.

                  SHARES TENDERED AT PURCHASE PRICE DETERMINED
                                BY DUTCH AUCTION

[ ] The undersigned wants to maximize the chance of having the Company purchase all shares the undersigned is tendering (subject to the possibility of proration). Accordingly, by checking this one box INSTEAD OF ONE OF THE PRICE BOXES BELOW, the undersigned hereby tenders Shares at, and is willing to accept, the Purchase Price resulting from the Dutch Auction tender process. This action could result in receiving a price per Share as low as $6.00 or as high as $7.50.

             **CHECK EITHER THE BOX ABOVE OR CHECK ONE BOX BELOW**

           [ ] $6.00       [ ] $6.375      [ ] $6.75       [ ] $7.125      [ ] $7.50
           [ ] $6.125      [ ] $6.50       [ ] $6.875      [ ] $7.25
           [ ] $6.25       [ ] $6.625      [ ] $7.00       [ ] $7.375

IF PORTIONS OF SHARE HOLDINGS ARE BEING TENDERED AT DIFFERENT PRICES, USE A SEPARATE LETTER OF TRANSMITTAL FOR EACH PRICE SPECIFIED (SEE INSTRUCTION 5).

-------------------------------------------------------------------------------
                            [ ]  CONDITIONAL TENDER

     A tendering stockholder may condition his or her tender of Shares upon the purchase by the Company of a specified minimum number of Shares tendered hereby, all as described in the Offer to Purchase, particularly in Sections 1 and 2 thereof. Unless at least such minimum number of Shares is purchased by the Company pursuant to the terms of the Offer, none of the Shares tendered hereby will be purchased. It is the tendering stockholder's responsibility to calculate such minimum number of Shares, and each stockholder is urged to consult his own tax advisor. Unless this box has been completed and a minimum specified, the tender will be deemed unconditional.

     Minimum number of Shares that must be purchased, if any are purchased:
________ Shares

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                                        5

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                          SPECIAL PAYMENT INSTRUCTIONS

                        (See Instructions 1, 4, 6 and 8)

  To be completed ONLY if certificates for Shares not tendered or not purchased and/or the check for the purchase price of Shares purchased is to be issued in the name of someone other than the undersigned.

Issue:              [ ] check;              [ ] certificate(s) to:

Name:

             ------------------------------------------------------
                                 (Please Print)

Address:

             ------------------------------------------------------

             ------------------------------------------------------
                               (Include Zip Code)

             ------------------------------------------------------
                  (Tax Identification or Social Security No.)
                      (Complete Substitute Form W-9 below)
-------------------------------------------------------------------------------

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                         SPECIAL DELIVERY INSTRUCTIONS

                        (See Instructions 1, 4, 6 and 8)

  To be completed ONLY if certificates for Shares not tendered or not purchased and/or the check for the purchase price of Shares purchased is to be mailed to someone other than the undersigned, or to the undersigned at an address other than that shown above.

Mail:               [ ] check;              [ ] certificate(s) to:

Name:

             ------------------------------------------------------
                                 (Please Print)

Address:

             ------------------------------------------------------

             ------------------------------------------------------
                               (Include Zip Code)

             ------------------------------------------------------
-------------------------------------------------------------------------------

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                            STOCKHOLDER(S) SIGN HERE
                           (See Instructions 1 and 6)
                  (PLEASE COMPLETE SUBSTITUTE FORM W-9 BELOW)

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                           (SIGNATURE(S) OF OWNER(S))

Dated:                                                                    , 1997
      --------------------------------------------------------------------

Name(s):
        ------------------------------------------------------------------------
                                 (PLEASE PRINT)

Capacity (full title):
                      ----------------------------------------------------------

Address:
        ------------------------------------------------------------------------
                              (INCLUDE ZIP CODE)

(Tax Identification or Social Security Number(s)):
                                                  ------------------------------


(Must be signed by registered owner(s) exactly as name(s) appear(s) on certificate(s) or on a security position listing or by person(s) authorized to become registered owner(s) by certificate(s) and documents transmitted with this Letter of Transmittal. If signature is by attorney-in-fact, executor, administrator, trustee, guardian, officer of a corporation or another acting in a fiduciary or representative capacity, please set forth the full title. See Instruction 6.)

                           GUARANTEE OF SIGNATURE(S)
                           (See Instructions 1 and 6)

Authorized Signature:
                     -----------------------------------------------------------

Name:
     ---------------------------------------------------------------------------
                                 (PLEASE PRINT)

Title:
      --------------------------------------------------------------------------

Name of Firm:
             -------------------------------------------------------------------

Address:
        ------------------------------------------------------------------------

--------------------------------------------------------------------------------
                              (INCLUDE ZIP CODE)

Area Code and Telephone Number:
                               -------------------------------------------------


Dated:                                                                    , 1997
      --------------------------------------------------------------------

--------------------------------------------------------------------------------

                                  INSTRUCTIONS
             FORMING PART OF THE TERMS AND CONDITIONS OF THE OFFER

     1. Guarantee of Signature. No signature guarantee is required if either:
(a) this Letter of Transmittal is signed by the registered holder of the Shares (which term, for purposes of this document, shall include any participant in the Book-Entry Transfer Facility whose name appears on a security position listing as the owner of Shares) tendered with this Letter of Transmittal and payment and delivery are to be made directly to such owner and such owner has not completed either the box entitled "Special Payment Instructions" or "Special Delivery Instructions" above, or (b) such Shares are tendered for the account of a financial institution that is a member of the Securities Transfer Agents Medallion Program, the Stock Exchange Medallion Program or the New York Stock Exchange, Inc. Medallion Signature Program (each being referred to as an "Eligible Institution"). In all other cases, an Eligible Institution must guarantee all signatures on this Letter of Transmittal. See Instruction 6.

     2. Delivery of Letter of Transmittal and Certificates; Guaranteed Delivery Procedures. This Letter of Transmittal is to be used either if certificates are to be forwarded with it to the Depositary or if tenders are to be made pursuant to the procedure for tender by book-entry transfer set forth in Section 2 of the Offer to Purchase. Certificates for all physically tendered Shares, or confirmation of a book-entry transfer into the Depositary's account at the Book-Entry Transfer Facility of Shares tendered by a book-entry transfer, together in each case with a properly completed and duly executed Letter of Transmittal or facsimile thereof, and any other documents required by this Letter of Transmittal, should be mailed or delivered to the Depositary at the appropriate address set forth herein and must be received by the Depositary by the Expiration Date (as defined in the Offer to Purchase).

     Stockholders whose certificates are not immediately available or who cannot deliver certificates for Shares and all other required documents to the Depositary by the Expiration Date, or whose Shares cannot be delivered on a timely basis pursuant to the procedure for book-entry transfer, may tender their Shares by or through any Eligible Institution by properly completing (including the price at which the Shares are being tendered) and duly executing and delivering a Notice of Guaranteed Delivery (or facsimile of it) and by otherwise complying with the guaranteed delivery procedure set forth in Section 2 of the Offer to Purchase. Pursuant to such procedure, the certificates for all physically tendered Shares, or book-entry confirmation, as the case may be, as well as a properly completed and duly executed Letter of Transmittal and all other documents required by this Letter of Transmittal, must be received by the Depositary within three New York Stock Exchange trading days after receipt by the Depositary of such Notice of Guaranteed Delivery, all as provided in Section 2 of the Offer to Purchase.

     The Notice of Guaranteed Delivery may be delivered by hand or transmitted by telegram, telex, facsimile transmission or mail to the Depositary and must include a guarantee by an Eligible Institution in the form set forth in such Notice. For Shares to be validly tendered pursuant to the guaranteed delivery procedure, the Depositary must receive the Notice of Guaranteed Delivery by the Expiration Date.

     THE METHOD OF DELIVERY OF ALL DOCUMENTS, INCLUDING CERTIFICATES FOR SHARES, IS AT THE ELECTION AND RISK OF THE TENDERING STOCKHOLDER. IF DELIVERY IS BY MAIL, REGISTERED MAIL WITH RETURN RECEIPT REQUESTED, PROPERLY INSURED, IS RECOMMENDED. IN ALL CASES, SUFFICIENT TIME SHOULD BE ALLOWED TO ENSURE TIMELY DELIVERY.

     The Company will not purchase any fractional Shares, nor will it accept any alternative, conditional or contingent tenders except as specifically permitted by Sections 1 and 2 of the Offer to Purchase. All tendering stockholders, by execution of this Letter of Transmittal (or a facsimile of it), waive any right to receive any notice of the acceptance of their tender.

     3. Inadequate Space. If the space provided in the box captioned "Description of Shares Tendered" is inadequate, the certificate numbers and/or the number of Shares should be listed on a separate signed schedule and attached to this Letter of Transmittal.

     4. Partial Tenders and Unpurchased Shares. (Not applicable to stockholders who tender by book-entry transfer.) If fewer than all of the Shares evidenced by any certificate are to be tendered, fill in the number of Shares that are to be tendered in the column entitled "Number of Shares Tendered." In such case, if any tendered Shares are purchased, a new certificate for the remainder of the Shares evidenced by the old certificate(s) will be issued and sent to the registered holder, unless otherwise specified in the "Special Payment Instructions" or "Special Delivery Instructions" boxes on this Letter of Transmittal, as soon as practicable after the Expiration Date. All Shares represented by the certificate(s) listed and delivered to the Depositary are deemed to have been tendered unless otherwise indicated.

     5. Indication of Price at Which Shares Are Being Tendered. For Shares to be properly tendered, the stockholder must check the box indicating the price per Share at which he is tendering Shares under "Price (In Dollars) Per Share at Which Shares Are Being Tendered" on this Letter of Transmittal. ONLY ONE BOX MAY BE CHECKED. IF MORE THAN ONE BOX IS CHECKED, OR IF NO BOX IS CHECKED, THERE IS NO PROPER TENDER OF SHARES. A stockholder wishing to tender portions of his Share holdings at different prices must complete a separate Letter of Transmittal for each price at which he wishes to tender each such portion of his Shares. The same Shares cannot be tendered (unless previously properly withdrawn as provided in Section 3 of the Offer to Purchase) at more than one price. Stockholders wishing to maximize the possibility that their Shares will be purchased at the relevant Purchase Price may check the box on the Letter of Transmittal marked "Shares Tendered at Purchase Price Determined by Dutch Auction." Checking this box may result in a Purchase Price for the Shares so tendered at the minimum price of $6.00.

     6. Signatures On Letter of Transmittal, Stock Powers and Endorsements.

          (a) If this Letter of Transmittal is signed by the registered owner(s) of the Shares tendered hereby, the signature(s) must correspond exactly with the name(s) as written on the face of the certificate without any change whatsoever.

          (b) If the Shares are registered in the names or two or more joint owners, each such owner must sign this Letter of Transmittal.

          (c) If any tendered Shares are registered in different names on several certificates, it will be necessary to complete, sign and submit as many separate Letters of Transmittal (or facsimiles of it) as there are different registrations of certificates.

          (d) When this Letter of Transmittal is signed by the registered owner(s) of the Shares listed and tendered hereby, no endorsements of certificate(s) representing such Shares or separate stock powers are required unless payment is to be made, or the certificates for Shares not tendered or not purchased are to be issued, to a person other than the registered owner(s). Signature(s) on such certificates or stock powers must be guaranteed by an Eligible Institution. If this Letter of Transmittal is signed by a person other than the registered owner of the certificate(s) listed, however, the certificates must be endorsed or accompanied by appropriate stock powers, in either case signed exactly as the name(s) of the registered owner(s) appear(s) on the certificate, and signatures on such certificate(s) or stock power(s) must be guaranteed by an Eligible Institution. See Instruction 1.

          (e) If this Letter of Transmittal or any certificates or stock powers are signed by trustees, executors, administrators, guardians, attorneys-in-fact, officers of corporations or others acting in a fiduciary or representative capacity, such persons should so indicate when signing and must submit proper evidence satisfactory to the Company of their authority so to act.

     7. Stock Transfer Taxes. Except as provided in this Instruction, no stock transfer tax stamps or funds to cover such stamps need accompany this Letter of Transmittal. The Company will pay or cause to be paid any stock transfer taxes payable on the transfer to it of Shares purchased pursuant to the Offer. If, however:

          (a) payment of the Purchase Price is to be made to any person(s) other than the registered owner(s);

          (b) Shares not tendered or not accepted for purchase (in the circumstances permitted in the Offer) are to be registered in the name of any person(s) other than the registered owner(s); or

          (c) tendered certificates are registered in the name(s) of any person(s) other than the person(s) signing this Letter of Transmittal;

then the Depositary will deduct from the Purchase Price the amount of any stock transfer taxes (whether imposed on the registered owner or such other person) payable on account of the transfer to such person unless satisfactory evidence of the payment of such taxes, or an exemption from them, is submitted.

     8. Special Payment and Delivery Instructions. If certificates for Shares not tendered or not purchased and/or checks are to be issued in the name of a person other than the signer of the Letter of Transmittal or if such certificates and/or checks are to be sent to someone other than the signer of the Letter of Transmittal or to the signer at a different address, the captioned boxes "Special Payment Instructions" and/or "Special Delivery Instructions" on this Letter of Transmittal should be completed.

     9. Irregularities. The Company will determine, in its sole discretion, all questions as to the validity, form, eligibility (including time of receipt) and acceptance for payment of any tender of Shares and its determination shall be final and binding on all parties. The Company reserves the absolute right to reject any or all tenders determined by it not to be in proper form or the acceptance of or payment for which may, in the opinion of the Company's counsel, be unlawful. The Company also reserves the absolute right to waive any of the conditions of the Offer or any defect or irregularity in the tender of any particular Shares, and the Company's interpretation of the terms of the Offer (including these instructions) will be final and binding on all parties. No tender of Shares will be deemed to be properly made until all defects and irregularities have been cured or waived. Unless waived, any defects or irregularities in connection with tenders must be cured within such time as the Company shall determine. None of the Company, the Dealer Manager, the Depositary, the Information Agent nor any other person is or will be obligated to give notice of defects or irregularities in tenders, nor shall any of them incur any liability for failure to give any such notice.

     10. Questions and Requests for Assistance and Additional Copies. Questions and requests for assistance may be directed to, or additional copies of the Offer to Purchase, the Notice of Guaranteed Delivery and this Letter of Transmittal may be obtained from, the Information Agent or the Dealer Manager at their addresses and telephone numbers set forth at the end of the Letter of Transmittal or from your local broker, dealer, commercial bank or trust company.

     11. Substitute Form W-9. Each tendering stockholder is required to provide the Depositary with a correct taxpayer identification number ("TIN") on Substitute Form W-9, which is provided under "Important Tax Information" below. Failure to provide the information on the form may subject the tendering stockholder to 31% federal income tax withholding on the payments made to the stockholder or other payee with respect to Shares purchased pursuant to the Offer. The box in Part 2 of the form may be checked if the tendering stockholder has not been issued a TIN and has applied for a TIN or intends to apply for a TIN in the near future. If the box in Part 2 of the form is checked and the Depositary is not provided with a TIN within sixty (60) days, the Depositary will withhold 31% on all such payments thereafter until a TIN is provided to the Depositary.

     12. Order of Purchase in Event of Proration. As described in Section 1 of the Offer to Purchase, Stockholders may designate the order in which their Shares are to be purchased in the event of proration. The order of purchase may affect whether any capital gain or loss recognized on the Shares purchased is long-term or short-term (depending on the holding period for the Shares purchased) and the amount of gain or loss recognized for federal income tax purposes. See Sections 1 and 12 of the Offer to Purchase.

     IMPORTANT: THIS LETTER OF TRANSMITTAL OR A MANUALLY SIGNED FACSIMILE OF IT (TOGETHER WITH CERTIFICATES FOR SHARES OR CONFIRMATION OF BOOK-ENTRY TRANSFER AND ALL OTHER REQUIRED DOCUMENTS) OR THE NOTICE OF GUARANTEED DELIVERY MUST BE RECEIVED BY THE DEPOSITORY ON OR BEFORE THE EXPIRATION DATE.

                           IMPORTANT TAX INFORMATION

     Under federal income tax law, a stockholder whose tendered Shares are accepted for payment is required by law to provide the Depositary with such stockholder's correct TIN on Substitute Form W-9 below. If the Depositary is not provided with the correct TIN, the Internal Revenue Service may subject the stockholder or other payee to a $50 penalty. In addition, payments that are made to such stockholder or other payee with respect to Shares purchased pursuant to the Offer may be subject to backup withholding.

     Certain stockholders (including, among others, all corporations and certain foreign individuals) are not subject to these backup withholding and reporting requirements. In order for a foreign individual to qualify as an exempt recipient, the stockholder must submit a Form W-8, signed under penalties of perjury, attesting to that individual's exempt status. A Form W-8 can be obtained from the Depositary. See the enclosed "Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9" for more instructions.

     If backup withholding applies, the Depository is required to withhold 31% of any such payments made to the stockholder or other payee. Backup withholding is not an additional tax. Rather, the tax liability of persons subject to backup withholding will be reduced by the amount of tax withheld. If withholding results in an overpayment of taxes, a refund may be obtained.

                         PURPOSE OF SUBSTITUTE FORM W-9

     To prevent backup withholding on a payment made to a stockholder or other payee with respect to Shares purchased pursuant to the Offer, the stockholder is required to notify the Depositary of the stockholder's correct TIN by completing the form below, certifying that the TIN provided on Substitute Form W-9 is correct (or that such stockholder is awaiting a TIN).

                       WHAT NUMBER TO GIVE THE DEPOSITARY

     The stockholder is required to give the Depositary the TIN (e.g., social security number or employer identification number) of the record owner of the Shares. If the Shares are in more than one name or are not in the name of the actual owner, consult the enclosed "Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9" for additional guidance on which number to report.

             PAYOR'S NAME: CHASEMELLON SHAREHOLDER SERVICES, L.L.C.

------------------------------------------------------------------------------------------------------------------------------
 SUBSTITUTE                       PART 1 -- PLEASE PROVIDE YOUR TIN AND CERTIFY BY SIGNING   ----------------------------------
 FORM W-9                         AND DATING BELOW.                                          Social Security Number
 (SEE INSTRUCTION 12)                                                                     OR
                                                                                             ----------------------------------
                                                                                             Employer Identification Number
                                  ---------------------------------------------------------------------------------------------
  DEPARTMENT OF THE TREASURY      PART 2 -- For Payee exempt from backup withholding: Exempt  [ ]
  INTERNAL REVENUE SERVICE
  PAYOR'S REQUEST FOR
  TAXPAYER IDENTIFICATION NUMBER
  ("TIN")
                                  ---------------------------------------------------------------------------------------------
                                  PART 3 -- Awaiting TIN  [ ]
 -------------------------------------------------------------------------------------------------------------------------------

 CERTIFICATIONS -- Under penalties of perjury, I certify that: (1) the number shown on this form is my correct Taxpayer Identification Number (or I am waiting for a number to be issued to me), (2) I am not subject to backup withholding because (a) I am exempt from backup withholding; or (b) I have not been notified by the Internal Revenue Service ("IRS") that I am subject to backup withholding as a result of failure to report all interest or dividends or (c) the IRS has notified me that I am no longer subject to backup withholding, and (3) all other information provided on this form is true, correct and complete. [ ]
--------------------------------------------------------------------------------
 CERTIFICATION INSTRUCTIONS -- You must cross out Item (2) in Part 2 above if you have been notified by the IRS that you are currently subject to backup withholding because of underreporting interest or dividends on your tax return. However, if after being notified by the IRS that you were subject to backup withholding, you received another notification from the IRS stating that you are no longer subject to backup withholding, do not cross out Item
 (2). If you are exempt from backup withholding, check the box in Part 2 above.

 SIGNATURE
           -----------------------------------     DATE
                                                        -----------------------

 Please fill in your name and address below.

 ------------------------------------------------------------------------------
 Name

 ------------------------------------------------------------------------------
 Address (number and street)

 ------------------------------------------------------------------------------
 City, State and Zip Code
--------------------------------------------------------------------------------

NOTE: FAILURE TO COMPLETE AND RETURN THIS FORM MAY RESULT IN BACKUP WITHHOLDING
      OF 31% OF ANY PAYMENTS MADE TO YOU PURSUANT TO THIS OFFER.
      PLEASE REVIEW THE ENCLOSED GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION NUMBER ON SUBSTITUTE FORM W-9 FOR ADDITIONAL DETAILS.
      YOU MUST COMPLETE THE FOLLOWING CERTIFICATE IF YOU CHECK THE BOX IN PART 3 OF SUBSTITUTE FORM W-9.

--------------------------------------------------------------------------------
             CERTIFICATE OF AWAITING TAXPAYER IDENTIFICATION NUMBER

     I certify under penalties of perjury that a taxpayer identification number has not been issued to me, and either (a) I have mailed or delivered an application to receive a TIN to the appropriate IRS Center or Social Security Administration Office or (b) I intend to mail or deliver an application in the near future. I understand that if I do not provide a taxpayer identification number within sixty (60) days, 31% of all reportable payments made to me thereafter will be withheld until I provide a number.

Signature                                        Date
  ------------------------------------------          ---------------------

--------------------------------------------------------------------------------

                           The Information Agent is:
                    CHASEMELLON SHAREHOLDER SERVICES, L.L.C.

                             The Dealer Manager is:
                             MONTGOMERY SECURITIES

            GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION
                         NUMBER ON SUBSTITUTE FORM W-9

     GUIDELINES FOR DETERMINING THE PROPER IDENTIFICATION NUMBER TO GIVE THE PAYER -- Social Security Numbers have nine digits separated by two hyphens: i.e., 000-00-0000. Employer Identification Numbers have nine digits separated by only one hyphen: i.e., 00-0000000. The table below will help determine the type of number to give the payer.
---------------------------------------------------------------
                 ---------------------------------------------------------------

                                             GIVE THE
                                          SOCIAL SECURITY
    FOR THIS TYPE OF ACCOUNT:              NUMBER OF --
-------------------------------------------------------------
                                      GIVE THE EMPLOYER
                                      IDENTIFICATION
         FOR THIS TYPE OF ACCOUNT:    NUMBER OF --
-------------------------------------------------------------
  1. An individual's account          The individual
  2. Two or more individuals          The actual owner of the
     (joint account)                  account or, if combined
                                      funds, any one of the
                                      individuals(A)
  3. Husband and wife (joint          The actual owner of the
     account)                         account or, if joint
                                      funds, either person(A)
  4. Custodian account of a minor     The minor(B)
     (Uniform Gift to Minors Act)
  5. Adult and minor (joint           The adult or, if the
     account)                         minor is the only
                                      contributor, the
                                      minor(A)
  6. Account in the name of           The ward, minor, or
     guardian or committee for a      incompetent person(C)
     designated ward, minor, or
     incompetent person
  7. a. The usual revocable           The grantor- trustee(A)
        savings trust account
        (grantor is also trustee)     The actual owner(A)
     b. So-called trust account
        that is not a legal or
        valid trust under State
        law
  8. Sole proprietorship account      The owner(D)
  9. A valid trust, estate, or        Legal entity (Do not
     pension trust                    furnish the identifying
                                      number of the personal
                                      representative or
                                      trustee unless the
                                      legal entity itself is
                                      not designated in the
                                      account title.)(E)
 10. Corporate account                The corporation
 11. Religious, charitable, or        The organization
     educational organization
     account
 12. Partnership account held in      The partnership
     the name of the business
 13. Association, club, or other      The organization
     tax-exempt organization
 14. A broker or registered           The broker or nominee
     nominee
 15. Account with the Department      The public entity
     of Agriculture in the name of
     a public entity (such as a
     State or local government,
     school district, or prison)
     that receives agricultural
     program payments

---------------------------------------------------------------
                 ---------------------------------------------------------------

(A) List first and circle the name of the person whose number you furnish.
(B) Circle the minor's name and furnish the minor's social security number.
(C) Circle the ward, minor's or incompetent person's name and furnish such person's social security number.
(D) Show the name of the owner.
(E) List first and circle the name of the legal trust, estate, or pension trust. NOTE:If no name is circled when there is more than one name, the number will be considered to be that of the first name listed.

            GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION
                         NUMBER ON SUBSTITUTE FORM W-9

                                     PAGE 2

OBTAINING A NUMBER

If you don't have a taxpayer identification number or you don't know your number, obtain Form SS-5, Application for a Social Security Number Card, or Form SS-4, Application for Employer Identification Number, at the local office of the Social Security Administration or the Internal Revenue Service and apply for a number.

PAYEES EXEMPT FROM BACKUP WITHHOLDING

1. Payees specifically exempted from backup withholding on ALL payments include the following:

- A corporation.

- A financial institution.

- An organization exempt from tax under Section 501(a), or an individual retirement plan.

- The United States or any agency or instrumentality thereof, a State, the District of Columbia, a possession of the United States, or any subdivision or instrumentality thereof. A foreign government, a political subdivision of a foreign government, or any agency or instrumentality thereof.

- An international organization or any agency or instrumentality thereof.

- A registered dealer in securities or commodities registered in the U.S. or a possession of the U.S.

- A real estate investment trust.

- A common trust fund operated by a bank under Section 584(a).

- An exempt charitable remainder trust, or a non-exempt trust described in
  Section 4947(a)(1).

- An entity registered at all times under the Investment Company Act of 1940.

- A foreign central bank of issue.

2. Payments of dividends and patronage dividends not generally subject to backup withholding include the following:

- Payments to nonresident aliens subject to withholding under Section 1141.

- Payments to partnerships not engaged in a trade or business in the U.S. and which have at least one nonresident partner.

- Payments of patronage dividends where the amount received is not paid in money.

- Payments made by certain foreign organizations.

- Payments made to a nominee.

3. Payments of interest not generally subject to backup withholding including the following:

- Payments of interest on obligations issued by individuals. Note: You may be subject to backup withholding if this interest is $600 or more and is paid in the course of the payer's trade or business and you have not provided your correct taxpayer identification number to the payer.

- Payments of tax-exempt interest (including exempt interest dividends under Section 852).

- Payments described in Section 6049(b)(5) to nonresi-dent aliens.

- Payments on tax-free covenant bonds under Section 1451.

- Payments made by certain foreign organizations.

- Payments made to a nominee.

Exempt payees described above should file Form W-9 to avoid possible erroneous backup withholding. FILE THIS FORM WITH THE PAYER, FURNISH YOUR TAXPAYER IDENTIFICATION NUMBER, WRITE "EXEMPT" ON THE FACE OF THE FORM, AND RETURN IT TO THE PAYER, IF THE PAYMENTS ARE INTEREST, DIVIDENDS, OR PATRONAGE DIVIDENDS, ALSO SIGN AND DATE THE FORM.

Certain payments other than interest, dividends, and patronage dividends that are not subject to information reporting are also not subject to backup withholding. For details, see the regulations under Sections 6041, 6041A(a), 6045, and 6050A.

PENALTIES

(1) PENALTY FOR FAILURE TO FURNISH TAXPAYER IDENTIFICATION NUMBER. -- If you fail to furnish your taxpayer identification number to a payer, you are subject to a penalty of $50 for each such failure unless your failure is due to reasonable cause and not to willful neglect.

(2) FAILURE TO REPORT CERTAIN DIVIDEND AND INTEREST PAYMENTS. -- If you fail to include any portion of an includable payment for interest, dividends, or patronage dividends in gross income, such failure will be treated as being due to negligence and will be subject to a penalty of 5% on any portion of an under-payment attributable to that failure unless there is clear and convincing evidence to the contrary.

(3) CIVIL PENALTY FOR FALSE INFORMATION WITH RESPECT TO WITHHOLDING. -- If you make a false statement with no reasonable basis which results in no imposition of backup withholding, you are subject to a penalty of $500.

(4) CRIMINAL PENALTY FOR FALSIFYING INFORMATION. -- Falsifying certifications or affirmations may subject you to criminal penalties including fines and/or imprisonment. FOR ADDITIONAL INFORMATION CONTACT YOUR TAX CONSULTANT OR THE INTERNAL REVENUE SERVICE.